                                                                   EXHIBIT 10.33

                                 OFFICE LEASE
                                    FOR THE

                           NORTHSTAR OFFICE BUILDING

                CONCORD TOWNSHIP, DELAWARE COUNTY, PENNSYLVANIA

                                    between

                 Northstar Development Company ("Landlord*")

                                      and

                     Endo Pharmaceuticals Inc. ("Tenant")

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----

1. Leased Space..............................................................  1

2. Use.......................................................................  1

3. Lease Term................................................................  1

4. Rent......................................................................  2

5. Rent Adjustments..........................................................  3

6. Definitions...............................................................  3
   (a)"Operating Year".......................................................  3
   (b) "Real Estate Taxes"...................................................  3
   (c) "Operating Expense Statement".........................................  3
   (d) "Operating Expense"...................................................  4

7. Payment of Operating Expense Adjustment...................................  6

8. Improvements .............................................................  7

9. Utilities and Service ....................................................  9

10. Affirmative Covenants of Tenant .........................................  9

11. Negative Covenants of Tenant ............................................ 10

12. Operations .............................................................. 11

13. Common Areas ............................................................ 12

14. Indemnification and Insurance ........................................... 13

15. Total or Partial Destruction ............................................ 14

16. Condemnation ............................................................ 15

17. Additions and Alterations ............................................... 15

18. Covenant Against Liens .................................................. 17

19. Assignment and Subletting ............................................... 17


20. Surrender of Possession .........................................................................  18

21. Holding Over ....................................................................................  18

22. Subordination and Attornment ....................................................................  19

23. Events of Default ...............................................................................  19

24. Remedies upon Default ...........................................................................  20

25. Additional Rent .................................................................................  22

26. Offset Statement ................................................................................  22

27. Quiet Enjoyment .................................................................................  23

28. Notices .........................................................................................  23

29. Security Deposit ................................................................................  23

30. Rights of Expansion .............................................................................  24

31. Broker ..........................................................................................  24

32. Signage and Satellite Equipment .................................................................  25

33. Parking Spaces ..................................................................................  25

34. Miscellaneous ...................................................................................  26
      (a)  Nonwaiver ................................................................................  26
      (b)  Certain Definitions ......................................................................  26
      (c)  Binding Effect ...........................................................................  26
      (d)  Entire Agreement .........................................................................  26
      (e)  Governing Law ............................................................................  27
      (f)  Severability .............................................................................  27
      (g)  Right to Transfer ........................................................................  27
      (h)  No Recording .............................................................................  27
      (i)  Headings .................................................................................  27
      (j)  Counterparts .............................................................................  27
      (K)  Holidays .................................................................................  27
      (l)  Storage Space ............................................................................  28
      (m)  Fitness Center ...........................................................................  28

Exhibit A --DESCRIPTION OF LEASED SPACE .............................................................  30

Exhibit B --LEASE SUPPLEMENT  .......................................................................  31


Exhibit C -- LEASEHOLD IMPROVEMENTS TO BE FURNISHED BY LANDLORD....................................  32

Exhibit C-l -- ....................................................................................  33

Exhibit D -- BUILDING RULES AND REGULATIONS........................................................  34

Exhibit E -- PERMITTED MATERIALS ..................................................................  38

Exhibit F -- UTILITIES AND SERVICES ...............................................................  39


                                  OFFICE LEASE
                                    for the
                               NORTHSTAR BUILDING
                        223 Wilmington West Chester Pike
                Concord Township, Delaware County, Pennsylvania

    THIS IS A LEASE AGREEMENT ("Lease"), dated the 26th day of August, 1997, by and between Northstar Development Company, a Pennsylvania corporation, whose mailing address is 223 Wilmington West Chester Pike, Chadds Ford, Pennsylvania ("Landlord"), and Endo Pharmaceuticals Inc., a Delaware corporation, whose mailing address is P.O. Box 4144, Wilmington, Delaware 19807 ("Tenant").

    NOW, THEREFORE, intending to be legally bound, Landlord and Tenant agree as follows.

                                     TERMS

    1. Leased Space. Landlord hereby leases to Tenant, which rents from Landlord
       ------------
subject to the terms of this Lease, approximately 10,992 square feet of space as shown on Exhibit A hereto (the "Leased Space") located on the third floor of the office building (the "Building") known as the Northstar Building which contains approximately 44,300 rentable square feet, situate on a lot at 223 Wilmington West Chester Pike, Concord Township, Delaware County, Pennsylvania ("Land") (the Building and Land being herein collectively referred to as the "Premises").

    2. Use. Tenant shall use and occupy the Leased Space for general office
       ---
purposes and no other purpose.

    3. Lease Term.
       ----------

          (a) This Lease shall commence ("Commencement Date") on October 1,
1997.

          (b) This Lease shall be for an initial term of five years ("Term"). Tenant shall, if requested by Landlord, execute a supplement to this Lease, substantially in the form of Exhibit C hereto, setting forth the Commencement Date and Term.

               (c) Tenant shall have the right to extend the initial term of this Lease for one further five year period by providing Landlord prior written notice of such extension given no later than six months prior to the expiration of the then current term of this Lease. Upon Tenant's extension of this Lease, the term "Term" as used in this Lease shall include such additional five year period.

      4.  Rent. Tenant agrees to pay to Landlord all rent due under this Lease
          ----
in accordance with the provisions of this Lease and as following:

                    (i) Tenant shall pay to Landlord, rent at the annual rate of $214,344 (the monthly rate of $17,862) for the period commencing on the Commencement Date and ending on the day immediately preceding the first anniversary of the Commencement Date, for the Leased Space, ("Annual Base Rent"); and

                    (ii) beginning with the first anniversary of the Commencement Date and on each anniversary thereafter throughout the balance of the Term, the Annual Base Rent shall be increased by a factor of two and five tenths (2.5%) percent; and

                    (iii) The Annual Base Rent shall be payable by Tenant beginning on the Commencement Date in monthly installments equal to one-twelfth the Annual Base Rent ("Monthly Fixed Rent") in advance on the first day of each month, at the Landlord's address set forth above or at such other place as Landlord may direct Tenant by written notice; and, except as expressly otherwise provided herein, shall be payable without prior notice or demand, and without any set-off, deduction or counterclaim whatsoever. If the Term commences other than on the first day of a month or ends other than on the last day of a month, the Monthly Fixed Rent for such month shall be prorated. The first installment of Monthly Fixed Rent shall be paid at the time of execution of this Lease.

               (a) Tenant shall also pay to Landlord, as additional rent hereunder, the "Rent Adjustments" provided for in Section 5 of this Lease.

               (b) All sums payable by Tenant under this Lease, whether or not stated to be Annual Base Rent or additional rent, are included in and shall be deemed to be "Rent" payable by Tenant to Landlord under this Lease.

           5.  Rent Adjustments. Tenant agrees to pay to Landlord, as additional
               ----------------
rent, an amount equal to 24.8 percent ("Tenant's Pro Rata Share") of the increase, if any, in the Operating Expenses of the Building and Land for any Operating Year over the Operating Expenses for the calendar year 1997 ("Base Year"). The terms "Operating Expense" and "Operating Year" are defined below. The amount of Tenant's Pro Rata Share of such increase is referred to in this Lease as the "Operating Expense Adjustment." If the Term applies to less than a full Operating Year, the Operating Expense Adjustment will be prorated on a per diem basis.

           6.  Definitions. The words and terms which are set out below by
               -----------
quotation marks and bold face type shall have the meaning stated therefor:

               (a) "Operating Year" means each calendar year occurring during the Term after the Base Year.

               (b) "Real Estate Taxes" means all taxes, liens, charges, impositions and assessments of every kind and nature, ordinary or extraordinary, foreseen or unforeseen, general or special (but not including income or franchise taxes, capital stock, inheritance, estate, gift or any other taxes imposed upon or measured by Landlord's income or profits, unless the same shall be imposed in lieu of ad valorem real estate taxes), levied, assessed or imposed by any governmental authority on and/or with respect to the Land and/or the Building which Landlord shall become obligated to pay because of or in connection with the ownership, leasing and operation of the Land and the Building. Landlord hereby represents that the Building is fully assessed for real estate tax purposes.

               (c) "Operating Expense Statement" means a written statement setting forth: (i)the Operating Expense for the preceding Operating Year (or portion thereof if less than a full Operating Year), (ii) the Operating Expense for the Base Year, (iii) Tenant's Operating Expense Adjustment for such preceding Operating Year, prorated if only a part of the Operating Year falls within the Term, (iv) the amount of payments ("Monthly Expense Estimate") made by Tenant against the Operating Expense Adjustment for the preceding Operating Year, and (v) the Monthly Expense Estimate to be paid against the estimated Operating Expense Adjustment for the current Operating Year. The Operating Expense Statement for each Operating Year shall be prepared in accordance with the terms of this Lease and generally accepted accounting principles, and shall be sent to Tenant within 90 days after the end of the applicable Operating Year.

                  (d) "Operating Expense" means the costs and expenses paid by Landlord in connection with the ownership, operation, repair, maintenance and management of the Building and the Land, including, but not limited to, those expenses paid for or in connection with any and all of the item, activities and provided services described herein. In no event shall increases in the cost of providing services to, or maintenance of, the Building which are included in Operating Expense exceed four percent (4%) in any year.

                        (i) Real Estate Taxes; maintenance and repair of the Land, including, without limitation, landscaped areas, lawns, parking areas (in including resurfacing and restriping), sidewalks, infrastructure and other facilities (but no buildings other than the Building) located on the Land; maintenance and repair of the Building; janitorial service, cleaning (including window washing) and trash removal for the Building; maintenance of the common areas of the Land including snow and rubbish removal; Building management, including reasonable management fees (but, in any event, limited to a maximum amount equal to 4 percent of the net rent received by Landlord after deducting Landlord's expenses therefrom), and charges and wages, payroll taxes, unemployment insurance costs and benefit payments to or for the benefit of Building management employees and/or Landlord's Building on-site personnel; all utility service provided to the Land or Building not directly metered to and paid by any tenant (but excluding the cost of providing electricity to other tenants in excess of the amount supplied to Tenant at no charge); those capital improvements required by law or which directly reduce other operation and/or maintenance expenses (provid-
                ed that the costs of such capital improvements shall be amortized over the reasonable useful life of the capital improvement and only the yearly amortizing amount, together with interest on the unamortized balance of the cost, shall be part of Operating Expenses; provided further, that with respect to capital improvements which reduce expenses, the amount included in any year shall not exceed the lesser of such amortized amount and the actual cost savings realized in such year as a result of such capital improvement); insurance premiums and other charges incurred by Landlord with respect to insurance relating to the Building and the Land and the operation and maintenance thereof; reasonable auditing and accounting fees; sales and excise taxes and similar taxes upon any of the expenses listed herein; reasonable legal fees with respect to the Building and Land other than those incurred in the negotiation or enforcement of tenant leases or in relation to any sale or refinancing of the whole or any part of the Building or the Land; and any and all other expenditures by Landlord which are properly expensed in accordance with generally accepted accounting principles consistently applied with respect to the operation, repair, maintenance, protection and management of the Building and Land.

                         (ii) Notwithstanding the foregoing provisions, Operating Expense shall not include costs or expenses paid or payable for any of the following: repairs or other work occasioned by fire, windstorm or other insured casualty or hazard, to the extent that Landlord receives insurance proceeds for such repair or other work; repairs or rebuilding necessi-tated by condemnation; depreciation and amortization of the Building; the salaries and benefits of executive officers of Landlord or the Building manager, if any; ground lease payments or interest and principal payments on any mortgage or other indebtedness of Landlord; or capital improvements other than those required by law or which reduce the operation expenses of the Building.

                         (e)   Landlord shall maintain books of account in
respect of all Operating Expenses which shall be available for inspection by Tenant upon reasonable prior notice at times reasonably acceptable to Landlord.

In the event any disagreement with respect to any Operating Expense or Operating Expense Statement shall arise, such dispute may be referred by either party to an independent public accountant to be mutually agreed upon and whose decision on the disagreement shall be final and binding on both parties.

           7.  Payment of Operating Expense Adjustment. Tenant shall pay to
               ---------------------------------------
Landlord, as Rent hereunder, Tenant's Operating Expense Adjustment, as follows:

               (a) After the end of each Operating Year, Landlord shall furnish Tenant with an Operating Expense Statement. By no later than the 30th day following receipt of such Operating Expense Statement ("Expense Adjustment Date"), Tenant shall pay to Landlord (x) the amount by which the Operating Expense Adjustment for such previous Operating Year (other than the first Lease
Year) exceeds the aggregate of Monthly Expense Estimates paid by Tenant with respect to such Operating Year, and (y) the amount by which the Monthly Expense Estimate for the current Operating Year as shown on the Operating Expense Statement multiplied by the number of months elapsed in the current Operating Year (including the month in which payment is made) exceeds the aggregate amount of payments of the Monthly Expense Estimate theretofore made in the current Operating Year in which the Operating Expense Statement is issued.

               (b) On the first day of the first month following receipt by Tenant of an annual Operating Expense Statement and continuing thereafter on the first day of each succeeding month until the issuance of the next ensuing Operating Expense Statement, Tenant shall pay Landlord the amount of the Monthly Expense Estimate shown on the Operating Expense Statement. If Landlord estimates that the Operating Expenses for the Operating Year during which this Lease commences will exceed the Operating Expenses for the Base Year, Tenant shall pay to Landlord a Monthly amount set by Landlord which is sufficient to pay Landlord's estimate of the Operating Expense Adjustment for such Operating Year (or portion thereof) prior to the expiration of the Operating Year.

               (c) If, on any Expense Adjustment Date, Tenant's payments of the installments of the Monthly Expense Estimate for the preceding or current year's

Operating Expense Adjustment is greater than the actual Operating Expense Adjustment for such preceding Operating Year or Monthly Expense Estimate for the current year, Landlord shall, at the option of Tenant, refund the excess to Tenant or credit Tenant with any excess, which credit may be offset by Tenant against any amounts payable pursuant to sections 7(a)(y) or 7(b) above.

               (d) If the Term expires prior to the Expense Adjustment Date for the applicable Operating Year and if it is determined that Tenant's payments of Monthly Expense Estimate either is more or is less than the Operating Expense Adjustment, Landlord shall send the Operating Expense Statement to Tenant, and an appropriate payment from Tenant to Landlord or refund from Landlord to Tenant shall be made on the Expense Adjustment Date.

               (e) Notwithstanding the foregoing, in no event shall the Annual Base Rent or Monthly Fixed Rent be reduced regardless of any decrease in Operating Expenses from those of the Base Year.

           8.  Improvements.  Prior to the Commencement Date, Landlord will
               ------------
prepare the Leased Space as in accordance with the scope of work attached as Exhibit C and the plans identified on Exhibit C-l ("Landlord's Work"). The Leased Space shall be delivered to Tenant fully sprinklered. In the event Landlord fails to deliver possession of Leased Space to Tenant on the Commencement Date, the Term of this Lease with respect to the Leased Space shall nevertheless begin on the Commencement Date but all Rent shall abate until the Leased Space is ready for occupancy or until Landlord is able to deliver possession of the Leased Space, and, except as otherwise expressly set forth herein, Landlord shall have no other liability on account thereof; provided, however, there shall be no abatement of Rent if the Leased Space is not ready for occupancy on the Commencement Date because of non-completion of the installation of special equipment, fixtures or materials ordered by Tenant, because the same were not timely furnished by or available from suppliers, because of delays resulting from Tenant's failure to approve or submit plans and specifications timely in accordance with the Work Letter attached hereto or other written agreement, or because of changes or additions to Tenant's plans and specifications requested by Tenant after the initial submission thereof. The Leased Space shall not be deemed not ready for occupancy if only insubstantial details of construction, decoration or mechanical adjustments remain to be done. In any event, Landlord shall use all reasonable endeavors to ensure that the executive suite and five additional offices of the Leased Space are completed within thirty days of the date hereof. If the Leased Space will not be ready on or before the Commencement Date, Landlord agrees to give Tenant thirty days prior notice of the date of substantial completion. The determination of Mr. R. McDonald of RJM Design shall be final and conclusive on both Landlord and Tenant as to whether the Leased Space is completed and ready for occupancy. If Tenant shall take possession of any part of the Leased Space prior to the Commencement Date (which Tenant may not do without Landlord's prior written consent), all of the covenants and conditions of this Lease shall be binding upon the parties hereto with respect to such part of the Leased Space as if the first day of the Term had been fixed as the date when Tenant entered such possession and Tenant shall pay to Landlord Rent for the period of such occupancy prior to the first day of the Term of this Lease at the rate of the Annual Base Rent for the portion of Leased Space so occupied; provided, however, that no rent shall be payable if Tenant occupies the executive suite and additional offices while Landlord is completing Landlord's Work. Under no circumstances shall the occurrence of any of the events hereinabove referred to be deemed to accelerate or defer the Expiration Date of the Term. Landlord shall not be liable to Tenant for any cost, loss, expense or charge of any kind whatsoever because of Landlord's inability to deliver possession of the Leased Space on or before any date provided herein, but will deliver possession to Tenant as soon thereafter as possible. Except in relation to delays caused by Tenant as a result of changes to or the inclusion of long lead time items in the scope of work attached as Exhibit C or due to events beyond Landlord's control, if the Leased Space is not completed and ready for occupancy within ninety days of the date hereof, Tenant shall have the right to terminate this Lease by giving written notice of such termination to Landlord and thereupon this Lease shall be of no further effect and the parties hereto shall be released and relieved from any and all liability hereunder. By entry and commencement of the use and occupancy of the Leased Space, Tenant shall have acknowledged it has examined the portion of the Leased Space so occupied and thereby shall be deemed to accept such as being in the condition required by this Lease, including Exhibit C, but Tenant shall not be deemed to accept any latent defects or any other defects in the Leased Space which could not reasonably be detected due to the season in which occupancy takes place and Landlord shall be obligated to promptly repair the same upon receiving notice from Tenant of the existence thereof.

           9.  Utilities and Service.  Landlord will cause to be supplied to the
               ---------------------
Leased Space heat, ventilation and air conditioning for normal office use 24 hours a day in accordance with the specifications set forth in Exhibit F attached hereto and made a part hereof and shall furnish electricity and water to the Leased Space in amounts and at times consistent with similar services provided like office buildings in the immediate area during normal operating hours (which shall include the hours from 7:00 a.m. to 6:00 p.m. on weekdays and 8:00 a.m. to 1:00 p.m. on Saturdays). Landlord shall provide to the Leased Space, at no additional charge to Tenant, five watts of electricity per rentable square foot. Notwithstanding the above, (a) Landlord shall not be liable for failure to supply any such services on account of causes beyond its reasonable control, and (b) if Tenant's use of electricity, in Landlord's reasonable judgment, exceeds normal office use levels whether due to higher demand, extended office hours, installation of special equipment, or other causes, Landlord may, at Tenant's expense, (i) install meters in the Leased Space to measure the electricity consumed by Tenant, or (ii) estimate the electricity consumed in the Leased Space, billing Tenant the cost thereof above normal office use (i.e. 5 watts per square foot) levels as additional rent. Landlord
            ---
shall also provide Tenant with elevator access to the Leased Space twenty-four hours per day, every day of the year, except in the case of casualty or emergency.

           10. Affirmative Covenants of Tenants. The Tenant covenants and
               --------------------------------
agrees that it shall, without notice or demand from Landlord:

               (a) keep the Leased Space in good order and repair, reasonable wear and tear and any structural elements of the Leased Space alone excepted and be responsible for the repairs and replacements to the Leased Space or Premises made necessary by reason of damage caused by Tenant, its officers, agents, employees, invitees or guests;

               (b) be responsible for the repair of all damage caused by Tenant, and all maintenance required as a result of the negligent acts of Tenant, to the plumbing, electrical and other fixtures located within the Leased Space, except for Building lavatories, heating and air conditioning apparatus, which will be maintained by Landlord;

               (c) comply with all laws, ordinances, orders and regulations of governmental authorities relating to Tenant's manner of use of the Premises and the actual conduct of Tenant's business, agreeing to indemnify and hold harmless from all consequences for failure to do so;

               (d) promptly notify Landlord in writing of any damage to or defects in the Leased Space, and of any injury to persons or property which occur therein or on the Premises of which Tenant has notice;

               (e) comply with those rules and regulations set forth in Exhibit D; and

               (f) not take any action which will increase the amount of Landlord's insurance premiums in relation to the Premises and will comply with all reasonable recommendations of Landlord's insurer with respect to any precautions concerning life and safety and against fire.

           11. Negative Covenants of Tenants.
               -----------------------------
               (a) In no event shall Tenant permit in the Leased Space highly flammable products or any other articles of intrinsically dangerous nature (including without limitation, firearms), and in no event shall Tenant, its agents, employees or invitees bring any of such products into the Building or onto the Land. If by reason of the failure of Tenant to comply with the provisions of this Section, any insurance coverage is jeopardized or insurance premiums are increased, Landlord, without limiting its rights arising because of such breach of Tenant's obligations under this Lease, shall have the right to require Tenant to make immediate payment of any increased insurance premium.

                 (b)  Without limiting the generality of the foregoing,
(i) Tenant shall not, and shall not permit any other person to, locate, store, generate, manufacture, process, distribute, use, treat, transport, handle, dispose of, emit, discharge or release any Hazardous Materials (defined below)on, from or with respective to the Leased Space, (ii) Tenant shall immediately notify Landlord of any violation of or potential liability under any federal, state or local law, ordinance, statute, requirement, order, rule or regulation relating to Hazardous Materials (collectively, "Environmental Laws"), and (iii)Tenant shall comply with all Environmental Laws relating to its use and occupancy of the Leased Space. The term "Hazardous" Materials means any substance or material deemed hazardous or toxic, or required to be disclosed, reported, treated, removed, disposed of or cleaned up by any applicable federal, state or local law, ordinance or regulation now or hereafter in effect, and includes, without limitation, polychlorinated biphenyls, asbestos and petroleum-based products, but excludes any items set out on Exhibit E that are used in the ordinary course of Tenant's business and in compliance with law. Without limitation to any other provision of this Lease, Tenant shall be obligated to indemnify Landlord from and against all losses, damages, costs and expenses incurred by Landlord with respect to the matters referred to in this Section. Landlord shall be obligated to indemnify Tenant from and against all losses, damages, costs and expenses incurred by Tenant as a result of the failure by Landlord or any other tenant of the Premises to comply with all Environmental Laws relating to the use and occupancy of the Building.

           (c) Tenant shall not conduct itself, nor permit its agents, officers, employees, invitees or guests to conduct themselves, in a manner which interferes with the rights of other tenants of the Building, or is improper, unsafe or in violation of the regulations set forth in Exhibit D.

       12. Operations.  Tenant covenants and agrees Landlord shall have the
           ----------
right to do or undertake the following:

           (a) at all reasonable times and (except in emergencies)on giving 24 hours prior notice to Tenant, to enter the Leased Space to, (i)inspect the same,

(ii) make repairs, alterations, additions or improvements thereto (whether or not caused by fire or other casualty), or install, repair, adjust or alter electrical wiring or any heating, air conditioning or other equipment or fixtures therein or in the Building, (iii) fight fire in the Building,
(iv) control conditions resulting from flood, and (v) perform cleaning or janitorial services as may be required; it being agreed that Landlord shall obtain Tenant's prior consent (such consent not to be unreasonably withheld) to any alterations to the Leased Space; the Premises which will modify the Leased Space in any manner and that in the event Landlord makes any such repairs, alterations, improvements, installations or adjustments to or in the Leased Space or Building Landlord shall ensure that all work is performed in a manner so as to minimize any inconvenience or interruption to the business or occupancy of Tenant caused thereby, and such action shall in no way affect or alter Tenant's obligations hereunder;

           (b) to make, and from time to time to alter, add or rescind such rules and regulations (including but not limited to those set forth in Exhibit
D) as in Landlord's judgment may be necessary or appropriate for the safety, care and cleanliness of the Premises, but in any event, such rules and regulations shall be reasonable and enforced in a non-discriminatory manner; and

           (c) at its discretion and on giving at least ten days prior written notice to Tenant, to do whatever may be necessary in performing any covenant or agreement which Tenant has fail&ed to perform, to cure any default by Tenant, and to enter upon the Leased Space for such purpose.

    13. Common Areas. Tenant and its agents, officers, employees and business
        ------------
invitees shall have the right to use the hallways, lobbies, stairways, rest rooms and lunch rooms indicated as Common Areas on Exhibit A ("Common Area") in the Building for their intended purpose and for no other purpose. Landlord shall have the responsibility for maintaining and cleaning all Common Areas.

     14.  Indemnification and Insurance.
          -----------------------------

          (a) Tenant agrees to indemnify Landlord from any and all liability, loss, cost, cause of action, suit, claim, demand or judgment of any nature whatsoever on account of, or arising from: (i) injury to, or death of, any person or any damage to property in the Leased Space caused by Tenant or in any manner growing out of or connected with Tenant's use, non-use or condition of the Leased Space or Tenant's use of the Premises, as well as, (ii) any violation by Tenant of an agreement or condition of this Lease or of any agreement to which Tenant is a party or any ordinance or regulation with which Tenant is obligated to comply pursuant to the terms hereof, in each case affecting the Premises, Leased Space or any part thereof, or the occupancy or use thereof. In case any action, suit or proceeding is initiated against Landlord by reason of any occurrence, as above, Tenant covenants, upon Landlord's request, and without limitation on Tenant's obligation of indemnity as aforesaid, to resist or defend such action or proceedings by counsel satisfactory to Landlord, and Landlord will cooperate and assist in the defense of such action or proceedings if reasonably requested by Tenant. Nothing in this Section shall be construed as obligating Tenant to indemnify Landlord for the gross negligence or willful misconduct of Landlord or its agents, invitees, employees, shareholders, members, partners, directors or principals. Landlord agrees to indemnify Tenant from any and all liability, loss, cost, cause of action, suit, claim, demand or judgment of any nature whatsoever, to the extent the same relates to the Land or Building (other than the Leased Space) and is not a result of the gross negligence or willful misconduct of Tenant or its agents, invitees, employees, shareholders, members, partners, directors or shareholders.

          (b) Tenant shall maintain in full force and effect during the Term, at Tenant's own cost and expense, public liability insurance acceptable to Landlord sufficient in amount to cover the indemnification provided in subsection (a) above, naming as insured Landlord and Tenant as their respective interests may appear, with minimum limits of $500,000 on account of bodily injuries to, or death of more than one person as a result of any one accident, and $250,000 on account of damage to property. Such policy shall not be cancelable without at least ten days prior notice to Landlord and shall provide that no act or omission of Tenant will invalidate the interest of Landlord under such insurance. Tenant shall deposit the policy or certificates thereof with Landlord prior to taking occupancy of the Leased Space or when so requested from time to time by Landlord. The limits provided herein may be changed from time to time as Landlord may reasonably require.

          (c) Landlord, its agents, officers, servants and employees, shall not be liable for, and Tenant hereby expressly releases Landlord, its agents, officers, servants and employees from any and all claims for damage to person or property (including loss or interruption of business) sustained by Tenant, or any other person claiming through Tenant, prior to the date hereof or during the Term, resulting from fire, accident, occurrence or condition in or upon the Leased Space, Building on Premises, and the streets, sidewalks and other areas abutting or adjacent to the Premises, unless such damage was caused by the willful act or gross negligence of Landlord.

     15.  Total or Partial Destruction. If during the Term the Building is so
          ----------------------------
damaged by fire, the elements or other casualty that the Leased Space is rendered unfit for the use provided herein and cannot be repaired within ninety business days from the occurrence of the casualty or the related loss is not included in the risks covered by Landlord's then current insurance, this Lease, at Landlord's option (which must be exercised, if at all, by written notice given within 40 business days of the casualty) shall terminate as of the date of the occurrence of the casualty. In the event such restoration can not be, or is not, completed within 180 days from the date of the casualty, Tenant shall have the right to terminate this Lease by giving written notice to Landlord within ten days after learning of such circumstance. In such event, Tenant shall pay the Rent provided herein apportioned to the date of the occurrence of the casualty and Landlord may enter upon and repossess the Leased Space. If neither party elects to terminate this Lease as above, Landlord shall repair the damage with reasonable dispatch and the Rent shall be apportioned and abated until the date Landlord advises Tenant in writing the Leased space is ready for occupancy, all other terms hereof remaining in full force and effect.

     16.  Condemnation.
          ------------

          (a) If the Leased Space or any part thereof shall be condemned for public or quasi-public use, this Lease shall terminate as of the date possession of the Leased Space is surrendered to the condemning authority with the Rent and additional rent to be paid to that date and all rent paid in advance apportioned as of the date of termination. In the event of a partial taking or condemnation which does not render the Leased Space unsuitable for the businese of the Tenant, Landlord shall promptly restore the Leased Space to a condition comparable to that at the time of condemnation, less the portion lost in the taking, and this Lease shall continue in full force and effect, but the Rent shall abate proportionately. In the event of a taking or condemnation of any part of the Promises (whether or not the Leased Space shall be affected), Landlord may terminate this Lease by written notice to Tenant within sixty days after the date of taking, in which event this Lease shall terminate thirty days thereafter with the Rent and additional rent apportioned as of the date of termination.

          (b) Tenant shall make no claim against Landlord, nor the condemning authority, for the value of any unexpired portion of the Term. Tenant hereby assigns to Landlord any award or payment to which Tenant is or may become entitled by reason of a taking of the Leased Space or any part thereof. Notwithstanding the above, Tenant shall have the right, to the extent such claim shall not diminish the awards referred to above, to seek from the condemning authority, but not Landlord, such compensation as may be separately awarded or recovered by Tenant in its own right for any cost which Tenant may incur in removing its furniture, fixtures and equipment from the Leased Space, as well as Tenant's moving expenses and business dislocation damages.

     17.  Additions and Alterations.
          -------------------------

          (a) Tenant may make non-structural alterations to the Leased Space without Landlord's consent, provided Tenant has given prior written notice and reasonable details of such alterations to Landlord. Tenant shall not make any structural alterations or improvements to the Leased Space without the prior written consent of Landlord. Landlord need not give any such consent, but if Landlord does, it may impose such-conditions with respect thereto as Landlord deems appropriate, including, without limitation, requiring Tenant to furnish Landlord with security for the payment of all costs to be incurred in connection with such work and insurance against liabilities which may arise out of such work, as determined by Landlord. If Landlord does give its consent, the further provisions below shall apply to the alterations or improvements.

          (b) The work neceseary to make any structural alterations or improvements shall be done at Tenant's expense by employees of or contractors hired by Landlord, except to the extent Landlord gives its written consent to Tenant's hiring its own contractors. Tenant shall promptly pay to Landlord or to Tenant's contractors, as the case may be, when due, the cost of all such work, and upon completion deliver to Landlord, if payment is to be made directly to Contractors, evidence of payment, including contractors' affidavits and full and final releases of all liens for labor, services or materials; and Tenant shall defend and hold Landlord and the Land and Building harmlees from all costs, damages, liens and expenses related thereto.

          (c) No work shall be commenced by any contractor engaged directly by Tenant until all necessary permits have been obtained and Tenant has provided Landlord with (i) all available assurances that the Building and Land will not be subject to any mechanic's lien claim because of non-payment of the contractor or any subcontractor, and (ii) evidence of liability insurance coverage reasonably requested by Landlord. All work done by Tenant or its contractors shall be done in a first-class, workmanlike manner using only good grades of materials and shall comply with all insurance requirements and all applicable laws and ordinances and rules and regulations of governmental departments or agencies. All required permits shall be applied for by Landlord at Tenant's expense.

          (d) All alterations and improvements to the Leased Space, whether temporary or permanent in character, whether made or paid for by Landlord or by Tenant, shall without compensation to Tenant become Landlord's property at the time the same are made or installed and shall, unless Landlord requests the removal of specialty alterations not consistent with the use of the Leased Premises as offices (in which case Tenant shall remove such specialty alterations as hereinafter provided), be relinquished to Landlord in good condition, ordinary wear excepted.

     18.  Covenant Against Liens. Tenant shall not cause or permit any lien or
          ----------------------
encumbrance of any kind whether created by act of Tenant, operation of law Or otherwise, to attach to or be placed upon Landlord's title or interest in the Land, Building or Leased Space, and any and all liens and encumbrances created by or arising as a result of any work done for or requested by Tenant, other than the performance of Landlord's Work, may attach to Tenant's interest only. In case of any such lien, Tenant shall cause it to be forthwith released and removed of record or bonded in manner satisfactory to Landlord.

     19.  Assignment and Subletting.
          -------------------------

          (a) Tenant shall not, without the prior written consent of Landlord (such consent not to be unreasonably withheld) (i) assign, pledge, mortgage or otherwise transfer or encumber this Lease or any interest hereunder; (ii) permit any assignment of this Lease by operation of law; (iii) sublet the Leased Space or any part thereof, or (iv) permit the use of the Leased Space by any parties other than Tenant, its agents and employees, except that the Landlord agrees that it will not withhold its consent to any proposed assignment or subletting if the proposed assignee or sublessee (in Landlord's reasonable judgment) has a financial condition comparable to or better than that of Tenant as of such date and has a good reputation in the business community. No assignment of this Lease shall be effective or binding upon Landlord unless the assignee shall execute an appropriate instrument assuming all of the obligations of Tenant hereunder and unless Tenant acknowledges therein its continued liability under this Lease. Tenant shall pay to Landlord upon demand all reasonable costs and reasonable counsel fees incurred by Landlord in connection with any request by Tenant for Landlord's consent to an assignment or subletting by Tenant.

          (b) Notwithstanding anything to the contrary contained in this section, Tenant shall have the right to assign this Lease or sublet the Leased Space without the consent of Landlord (i) to any corporation which is a successor to Tenant either by merger or consolidation, (ii) to a purchaser of all or substantially all of Tenant's assets or stock, or (iii) to a corporation or other entity which shall control, be under the control of, or be under common control with Tenant (the term "control" as used herein shall be deemed to mean ownership of more than 50 percent of the outstanding voting stock of a corporation, or other majority equity and control interest).

     20.  Surrender of Possession. Upon the expiration of the Term or upon the
          -----------------------
termination of Tenant's right of possession, whether by lapse of time or at the option of Landlord as herein provided, Tenant shall at once surrender the Leased Space to Landlord in good order, repair and in broom-clean condition, ordinary wear excepted, and remove all of its property therefrom, and if such possession is not immediately surrendered, Landlord may forthwith re-enter the Leased Space and repossess itself thereof and remove all persons and effects therefrom. Without limiting the generality of the foregoing, Tenant agrees to remove at the termination of the Term or of its right of possession the following items of property: office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant's property on the Leased Space, and Tenant shall pay to Landlord upon demand the cost of repairing any damage caused by any such removal. If Tenant shall fail or refuse to remove any such property from the Leased Space, Tenant shall be conclusively presumed to have abandoned same, and title thereto shall thereupon pass to Landlord without any cost either by setoff, credit, allowance or otherwise, and Landlord may at its option accept the title to such property or at Tenant's expense may (i) remove the same or any part in any manner that Landlord shall choose, and (ii) store, destroy or otherwise dispose of the same without incurring liability to Tenant or any other person.

     21.  Holding Over. Tenant shall pay to Landlord 150 percent of the Annual
          ------------
Base Rent plus 150 percent of the Rent Adjustments then applicable for each month or portion thereof for which Tenant shall retain possession of the Leased Space or any part thereof after the termination of the Term or Tenant's right of possession, whether by lapse of time or otherwise. The provisions of this Section shall not be deemed to limit any rights of Landlord; provided, however, that in no event shall Tenant be liable for consequential damages.

     22.  Subordination and Attornment.
          ----------------------------

          (a) This Lease and Tenant's rights hereunder are and shall be subject and subordinate to all mortgages and other encumbrances now or hereafter placed upon the Premises or Building by Landlord, as well as all advances made upon the security thereof, provided that the mortgagee or holder of any deed of trust shall execute a non-disturbance agreement in favor of Tenant stating that, in the event such mortgage or deed of trust shall be foreclosed, this Lease shall not terminate so long as Tenant continues to pay the Rent and otherwise complies with the terms hereof; provided further, however, that Landlord Shall deliver such a non-disturbance agreement to Tenant from all existing lenders.

          (b) Notwithstanding the subordination of this Lease as above, Tenant hereby agrees that at the option of the mortgagee or purchaser at foreclosure, this Lease shall not terminate in the event of the foreclosure of any mortgage or lien, and Tenant shall attorn to and recognize the mortgagee or the purchaser at foreclosure as Tenant's landlord for the balance of the Term, subject to the provisions hereof.

          (c) The subordination and attornment provisions of this Lease shall be self-operative and any mortgagee or purchaser may rely upon such provisions. Tenant shall from time to time execute those further instruments as evidence of the same as Landlord may reasonably request.

     23.  Events of Default. Any of the following occurrences shall constitute
          -----------------
an Event of Default under this Lease, notwithstanding the pendency of any proceedings at law, in equity or before an administrative tribunal which have or might have the effect of preventing Tenant from complying with the terms of this
Lease:

          (a) Tenant fails to pay the required amount within five days of receiving written notice that any installment of Rent, or other payment required hereunder has not been paid when due;

          (b) Tenant fails to perform, observe or cure any of its obligations, covenants or agreements hereunder within thirty days after written notice thereof is given by the Landlord, unless Tenant shall have commenced action during such 30 day period to remedy such default and is continuing diligently to complete such cure;

          (c)  Tenant shall assign this Lease in violation of its terms; or

          (d) Tenant manifests an intent to, or in fact does liquidate its business, become insolvent, make an assignment for the benefit of its creditors, files or has filed against it a petition in bankruptcy, bill in equity or other proceeding for the appointment of a receiver or custodian for its property, or if proceedings for a reorganization or composition with creditors under any law is instituted by or against Tenant, or if any levy or sale on execution of any kind is made with respect to any property or assets of Tenant in the Leased Space.

     24.  Remedies upon Default.
          ---------------------

          (a) If an Event of Default occurs during the Term, subject to the limitation contained in Section 24(c) hereof, Landlord shall have the right, but not the obligation, in addition to all other rights and remedies afforded by law, to do any one or more of the following, without notice to Tenant;

               (i) declare due and payable all unpaid Rent for the unexpired portion of the Term as if such rent were payable in advance, as well as to seek all costs and commissions (including attorney fees) permitted by law, in which case the Rent due for the full unexpired balance of the Term shall be computed based upon the yearly average of the Rent payable by Tenant for the Lease Year immediately preceding the Event of Default;

               (ii) declare this Lease terminated, in which event Tenant shall pay Landlord all Rent due hereunder and unpaid to the date of termination, together with liquidated damages in an amount of the total of the Rent required to be paid under this Lease from the date of termination to the end of the Term as if the same had not been terminated, which rents shall be computed as provided in subparagraph (1) above, the parties acknowledging that the damages to which Landlord is entitled in the event of a breach of this Lease and subsequent termination by Landlord are not easily computed being subject to many variable factors, thus the parties have agreed to the liquidated damages above to avoid extended litigation;

               (iii) enter the Leased Space and distrain upon and sell any property or equipment located therein;

               (iv) let all or any part of the Leased space to another party with or without first altering the same, and the rent realized therefrom shall be applied first to the payment of any indebtedness other than Rent due hereunder; second, to the payment of any costs and expenses of reletting, including brokerage fees, commissions, attorney's fees and costs of alteration; and third to the payment of all rents due and unpaid hereunder;

               (v) confess judgment for and on behalf of Tenant for all amounts due hereunder, together with interest thereon at the rate provided herein for delinquent rents, as well as associated costs and attorney's fees equal to the lesser of fifteen percent of such amount or $5,000, using this Lease or a copy hereof as authority for such action; and

               (vi) enter an action or judgment in ejectment against Tenant, using this Lease or a copy hereof as authority, and cause a writ of possession to be issued.

          (b) Tenant hereby empowers any attorney of a Pennsylvania Court of Record to appear for Tenant on one or more times and to take on its behalf any or all of the actions described above including the entry of judgment by confession, agreement or otherwise.

          (c) Notwithstanding anything to the contrary contained herein, the total maximum cumulative amount recoverable by Landlord from Tenant under this
Section 24 and otherwise as a result of a default by Tenant in its obligations hereunder shall be limited to an amount equal to the Annual Base Rent and Additional Rent for the year in which the default took place.

     25.  Additional Rent. Tenant will pay as additional rent on the first day
          ---------------
of the month after the Landlord notifies Tenant of the amount of such additional rent;

          (a) all sums due or to become due by reason of Tenant's failure to comply with any of the covenants, terms or conditions of this Lease, and all damages, costs and expenses (including attorney's fees) which Landlord may suffer or incur by reason of any default by Tenant or its failure to comply with said covenants, terms and conditions, as well as all damages to the Building, Leased Space or Premises caused by any act, omission or neglect of Tenant, its officers, agents, employees, invitees or guests;

          (b) all sums which may be paid or advanced by Landlord, at its sole discretion, on account of repairs, alterations or cleaning of the Premises or Leased Space required by the term of this Lease to be made or performed by Tenant, except that this Section 25(b) shall only apply to sums paid or advanced by Landlord after at least ten days' prior notice to Tenant;

          (c) all increases in the insurance premiums applicable to policies pertaining to the Premises caused by any act, omission or neglect of Tenant, its officers, agents, employees, guests or invitees;

          (d) interest on each of the aforesaid items, as well as any delinquent Rent, calculated at the rate of one percent per month for each month, or portion thereof, from the date such item becomes due until it is paid in full.

     26.  Offset Statement. Either party to this Lease shall, without charge and
          ----------------
within ten days after the other party's written request, deliver a statement in recordable form satisfactory to the requesting party certi-fying that this Lease is in full force and effect, there being no defenses or offsets thereto or modifications thereof, or stating those claimed by the certifying party. The statement shall also provide such additional information concerning the status of this Lease as may reasonably be requested, it being intended that such statement may be relied upon by a proposed mortgagee, purchaser or investor of the Premises, as well as any proposed assignee or subtenant of Tenant, but in no event shall such statement be relied upon by either Landlord or Tenant. Failure of either party to comply with a request for such a statement within the ten day period shall be deemed a material breach of this Lease.

     27.  Quiet Enjoyment. Upon payment by Tenant of all rents and other amounts
          ---------------
provided herein, and the due observance and performance of all covenants, terms and conditions on Tenant's part to be observed and performed hereunder, Tenant shall peaceably and quietly have, hold and enjoy the Leased Space for the Term.

     28.  Notices. All notices, consents and other instruments required by this
          -------
Lease must be in writing and sent by certified mail, or delivered in person, to the Landlord or Tenant at the address listed in the caption of this Lease, or to such other address as either party may hereafter give the other in writing for such purpose in accordance herewith, all such notices or consents (except as set forth below in the next sentence) being deemed to have been given only when so mailed or delivered. In addition, notices may be sent by telefacsimile, provided the sender obtains confirmation of its receipt and such notices or consents shall be deemed received on the day faxed, unless received after 4:3O p.m.
local time or on a Saturday, Sunday or legal holiday, in which event such notice or consent shall be deemed to have been received on the following business day.

     29.  Security Deposit.
          ----------------

          (a) As security for the faithful performance of all terms and conditions of this Lease and for the of payment of any damages to which Landlord may be entitled on account of an Event of Default, Tenant has deposited with Landlord the sum of $17,862 which amount, less any portion thereof applied by Landlord to Tenant's defaults hereunder as permitted by the terms hereof, shall be returned to Tenant with interest, thirty days after the date of expiration of the Term, or thirty days after the actual termination of this Lease, whichever shall be earlier. Landlord shall have the right, but not the obligation, to apply all or a portion of the security deposit to cure any default of Tenant hereunder, and if Landlord does so, Tenant shall, upon demand, deposit with Landlord a sum equal to one and one-half times the amount applied so Landlord shall have an adequate security deposit at all times during the Term.

          (b) In the event of a sale or transfer of Landlord's interest in the Building or Premises, the Landlord shall have the right to assign the security deposit to the transferee and Landlord shall thereafter be automatically released from all liability for the security deposit, and Tenant shall look solely to the transferee for the return of the security deposit.

     30.  Rights of Expansion. If at any time Landlord reaches an agreement with
          -------------------
respect to the economic terms ("Terms") of a lease of all or any part of the remaining space on the third floor of the Building and/or all or any part of the storage space in the basement of the Building, Landlord shall send written notice ("Offer Notice") of such Terms to Tenant stating that it intends to lease such space on the Terms and the party with whom it intends to contract ("Offeree"). Tenant shall have the right, within five business days after the receipt of the Offer Notice, to lease such space by sending written notice ("Acceptance Notice") to Landlord. Upon delivery of the Acceptance Notice, Landlord and Tenant shall enter into an amendment to this Lease including such space within the Leased Space and incorporating the Terms. In the event Tenant fails to deliver an Acceptance Notice, Landlord shall have the right to enter into a lease for such space with the Offeree, provided such lease is consistent with the Terms. If Landlord fails to lease such space to Offeree, or desires to enter into a lease with the Offeree which is on terms more favorable to the tenant than the Terms, Landlord will be required to comply with the requirements of this Section 30 again with respect to any such lease.

     31.  Broker. The Tenant warrants and represents that the sole brokers with
          ------
whom it has dealt in this transaction are Patterson Schwartz and The Flynn

Company. Landlord shall be responsible for any commissions due to such brokers.

     32.  Signage and Satellite Equipment.
          -------------------------------

          (a) Provided Tenant shall have obtained any required government approvals, from the date hereof throughout the duration of the Term, Tenant may erect and maintain a sign reasonably acceptable to Landlord on the exterior of the Building provided that the cost of such signee, and the installation thereof, shall be borne solely by Tenant. Landlord shall at its own expense remove the existing exterior sign, prepare and clean such area for the installation of Tenant's signage and provide Tenant with use of the letters from the existing signage to the extent that (i) Landlord is not required to return the same to the Tenant named thereby, and (ii) such letters are not damaged during their removal. Landlord shall not be liable for any damage to the existing signage which occurs during its removal.

          (b) Tenant shall have the right to install and maintain at its own expense satellite equipment on the roof of the Building provided that (i) the location of such equipment shall be reasonably acceptable to Landlord, (ii) such equipment shall not interfere with any antennane or satellite dishes then operating on the roof, and (iii) Tenant shall ensure that the equipment installation contractor provides insurance coverage for such equipment installation as is reasonable acceptable to Landlord.

     33.  Parking Spaces. Landlord shall provide eight parking spaces for
          --------------
Tenant's sole and exclusive use, such spaces to be located adjacent to and on either side of the main entrance to the Building. Tenant, at Tenant's sole cost and expense, shall install signage designating such spaces as belonging to Tenant; provided that such signage shall be reasonably acceptable to Landlord. In addition, Tenant shall have the use of the number of parking spaces equal to the difference between (i) the product of (a) 3.8, and (b) the quotient obtained by dividing the square feet contained within the Leased Space by 1,000, minus
(ii) eight.

     34.  Miscellaneous.
          -------------

          (a)  Nonwaiver. No delay or forbearance by Landlord in exercising any
               ---------
of its rights or remedies hereunder or in undertaking or performing any act or matter which is not expressly required to be undertaken by Landlord hereunder shall be construed to be a waiver of any of Landlord's rights or remedies hereunder or to represent any agreement by Landlord to undertake or perform such act or matter thereafter, or to be a waiver of Landlord's right to enforce Tenant's strict performance under all provisions of this Lease.

          (b)  Certain Definitions. "Landlord" as used herein means the Landlord
               -------------------
named above and all persons acting for it, as well as its and their successors and assigns. The liability of the Landlord under this Lease is hereby expressly limited to its interest or estate in the Building and no other assets of Landlord, its partners, agents, affiliates or associates shall be affected by reason of any liability which Landlord may have to Tenant or any other person by reason of this Lease or the acquisition of Landlord's interest in the Building, Premises or this Lease. "Tenant" as used herein means the Tenant named above, its successors and assigns, subject to Section 20, irrespective of the pronoun used with respect to that term. If there is more than one Tenant named in this Lease, those named shall be bound jointly and severally to the terms of this Lease and any notice required or permitted hereby may be given by or to any one thereof and such notice shall have the same force and effect as if given by or to all.

          (c)  Binding Effect. This Lease shall bind and inure to the benefit of
               --------------
Landlord, its successors and assigns, and the Tenant. If Landlord assigns its interest in this Lease all liability of Landlord hereunder will end at the time of the assignments as to matters arising thereafter.

          (d)  Entire Agreement. This Lease contains the entire agreement of
               ----------------
Landlord and Tenant (except for changes to the rules and regulations set out in Exhibit E) and is subject to change only by a written statement referring to this Lease and signed by both Landlord and Tenant. Tenant hereby acknowledges and affirms that no oral warranties, conditions or represen-tations have been made for or on account of the Landlord with respect to the Leased Space, Building, Land, Premises or this Lease.

          (e)  Governing Law. The laws of the Commonwealth of Pennsylvania shall
               -------------
govern the validity interpretation, performance and enforcement of this Lease.

          (f)  Severability. If any provision of this Lease or application
               ------------
thereof shall subsequently be found or deemed invalid or unenforceable, the remaining provisions hereof, and any other application of such provision, shall not be affected thereby. Each term and provision of this Lease shall be valid and enforceable to the extent permitted by law.

          (g)  Right to Transfer. Tenant acknowledges that Landlord has the
               -----------------
right to transfer its interest in the Land and Building and in this Lease, and Tenant agrees that in the event of any such transfer to a tranferee that has assumed all of Landlord's liabilities and obligations hereunder, Landlord shall be released from all liability under this Lease and Tenant agrees to attorn to such transferee and to look solely to such transferee for the performance of Landlord's obligations hereunder. In the event that any lease superior in lien to this Lease is terminated, Tenant agrees to attorn automatically (without the necessity of any further writing) to the lessor under such superior lease.

          (h)  No Recording. This Lease shall not be recorded in whole or in
               ------------
memorandum form by either party without the prior written consent of the other.

          (i)  Headings. The various Section headings used herein have been
               --------
inserted for convenient reference only and shall not be deemed to modify, amend or otherwise affect the provisions of this Lease.

          (j)  Counterparts. This Lease may be signed in one or more
               ------------
counterparts, all of which taken together shall constitute one and the same instrument.

          (k)  Holidays. Wherever this Lease provides for a date, day or period
               --------
of time on or prior to which action or events are to occur or not occur, and if any such date, day or last day of such period of time falls on a Saturday, Sunday or legal holiday, then same shall be deemed to fall on the immediately following business day.

          (l)  Storage Space. At any time during the Term of this Lease,
               -------------
provided the same is still available, Tenant shall have the right by giving written notice to Landlord to lease up to 4,250 rentable square feet in the basement of the Building at the annual rate of $8.00 per rentable square foot. Any such notice given to Landlord shall designate the amount of square footage required by Tenant.

          (m)  Fitness Center. Tenant's employees shall have use of the Building
               --------------
fitness center at no charge throughout the Term of the Lease. The fitness center is located on the basement level of the Building.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed and delivered this Lease as of the day and year first above written.

NORTHSTAR DEVELOPMENT                  ENDO PHARMACEUTICALS INC.,
  COMPANY                              a Delaware corporation
a Pennsylvania corporation

By: /s/ James J. Gorman                 By:    /s/ Carol A. Ammon
   ----------------------------            -----------------------------
Name:   General Partner                Name:       Carol A. Ammon
      -------------------------              ---------------------------
Title:  President                      Title: President & CEO
      -------------------------              ---------------------------

                            LEASE AMENDMENT AGREEMENT

     THIS AGREEMENT, made this 16th day of December, 1997, by and between Northstar Development Company (hereinafter referred to as "Landlord") and Endo Pharmaceuticals, Inc. (hereinafter referred to as "Tenant").

                                  WITNESSETH

     WHEREAS, by Lease dated August 26, 1997, Landlord did lease unto Tenant 10,992 square feet of rentable area located at 223 Wilmington West Chester Pike, Concord Township, Delaware County, PA, for a current term to expire September 30, 2002.

     WHEREAS, the parties hereto desire to expand Tenant's Leased Space.

     NOW THEREFORE, in consideration of the foregoing and of the mutual promises hereinafter contained, the parties hereto, intending to be legally bound, hereby agree with each other as follows:

     1. Commencing December 1, 1997 Tenant's Leased Space shall increase from 10,992 to 13,740 square feet in accordance with the attached Exhibit "A".

     2. Commencing March 1, 1998 Tenant's annual rent as outlined in Article 4 section (i) of the Lease shall be increased from $214,344 to $267,930 (the monthly rate equals $22,327.50) which rent shall increase in accordance with section (ii) and is further subject to ah the provisions of Article 4.

     3.   Commencing March 1, 1998 Tenant's Pro Rata Share as outlined in
          Article 5 of the Lease shall increase from 24.8% to 31%.

     4. Landlord, at its expense, shall paint and carpet the additional Leased Space. Tenant otherwise accepts the additional Leased Space in its present as is condition.

     5. Except as herein provided, all other terms, covenants, conditions and stipulations contained in the aforementioned Lease dated August
          26, 1997, are to be continued during the term, with like effect and to all intents and purposes as if included in a new and formal Lease containing identical terms, covenants, conditions and stipulations as in the original Lease, except as herein amended and modified, until the expiration of the term and the same is hereby ratified and affirmed.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.


WITNESSED:                        LANDLORD:
                                  Northstar Development Corporation

/s/ Beth Stewart                  By: /s/ Nancy F. Marra
----------------------                ---------------------------
                                          Nancy F. Marra

                                  Its: Secretary
                                       --------------------------

                                  Dated: 12/16/97
                                         ------------------------

WITNESSED:                        TENANT:
                                  Endo Pharmaceuticals, Inc.,
                                  a Delaware Corporation

/s/ Betty McKelligott
--------------------------        By: /s/ Marian T. McDonald
                                     ----------------------------
                                          Marian T. McDonald

                                  Its: President & CEO
                                      ---------------------------

                                  Dated: 12/16/98
                                        -------------------------

                           LEASE AMENDMENT AGREEMENT

     THIS AGREEMENT, made this 6th day of January, 1999, by and between Northstar Development Company (hereinafter referred to as "Landlord") and Endo Pharmaceuticals, Inc. (hereinafter referred to as "Tenant").

                                  WITNESSETH

     WHEREAS, by Lease dated August 26,1997, Landlord did lease unto Tenant 10,992 square feet of rentable area located at 223 Wilmington West Chester Pike, Concord Township, Delaware County, PA, for a current term to expire September 30, 2002.

     WHEREAS, the parties hereto desire to expand Tenant's Leased Space.

     NOW THEREFORE, in consideration of the foregoing and of the mutual promises hereinafter contained, the parties hereto, intending to be legally bound, hereby agree with each other as follows:

     1. Commencing February 1, 1999 Tenant's Leased Space shall increase from 13,740 to 14,490 square feet in accordance with the attached Exhibit "A".

     2. Commencing February 1,1999 Tenant's annual rent outlined in Article 4 section (i) of the Lease shall be increased from $267,930 to $282,555 (the monthly rate equals $23,546.25) which rent shall increase in accordance with section (ii) and is further subject to all the provisions of Article 4.

     3.   Commencing February 1,1999 Tenant's Pro Rata Share as outlined in
          Article 5 of the Lease shall increase from to 31% to 32.7%.

     4. Tenant accepts the additional Leased Space in its present "as is" condition and will have Landlord bid on the tenant improvements.

     5. Except as herein provided, all other terms, covenants, conditions and stipulations contained in the aforementioned Lease dated August 26,1997, are to be continued during the term, with like effect and to all intents and purposes as if included in a new and formal Lease containing identical terms, covenants, conditions and stipulations as in the original Lease, except as herein amended and modified, until the expiration of the term and the same is hereby ratified and affirmed.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.


WITNESSED:                             LANDLORD:
                                       Northstar Development Corporation

------------------------               By: /s/ Frank Phillips
                                          ----------------------------
                                               Frank Phillips

                                       Its: Vice President
                                           ---------------------------

                                       Dated: 1-7-99
                                             -------------------------

WITNESSED:                             TENANT:
                                       Endo Pbarmaceuticab, Inc.,
                                       a Delaware Corporation



------------------------               By: /s/ Mariann T. MacDonald
                                          -----------------------------
                                               Mariann T. MacDonald

                                       Its: Executive Vice President,
                                           ----------------------------
                                            Operations
                                           ----------------------------

                                       Dated: 1-7-99
                                             -------------------------

                           LEASE AMENDMENT AGREEMENT


     THIS AGREEMENT, made and entered into this 23rd day of November, 1999, by and between ROUTE 202-CONCORD PARTNERS (hereinafter referred to as "Landlord") and END0 PHARMACEUTICALS, INC. (hereinafter referred to as "Tenant").

                                  WITNESSETH

     WHEREAS, by Lease dated August 26, 1997, Tenant entered into an Office Lease with Northstar Development Company ("Northstar"), which Lease has been assigned to Landlord by assignment dated July 15, 1999, wherein Northstar did lease unto Tenant 10,992 square feet of rentable area located at 223 Wilmington West Chester Pike, Concord Township, Delaware County, PA, for a current term to expire September 30, 2002 (the "Office Lease"); and

     WHEREAS, by Lease Amendment dated January 6, 1999, Northstar did lease unto Tenant additional Leased Space as set forth in the Lease Amendment heretofore mentioned; and

     WHEREAS, the parties hereto desire to expand Tenant's Leased Space.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual promises hereinafter contained, the parties, intending to be legally bound, hereby agree as follows, to wit:

     1. Commencing January 1, 2000 Tenant's Leased Space shall increase by 4755 square feet in accordance with the attached Exhibit "A" (the "Additional Space").

     2. Commencing January 1, 2000 Tenant's annual rent for the Additional Space shall be $97,477.50 (the monthly rate equals $8,123.13) which rent shall increase in accordance with section 4(ii) and is further subject to all of the provisions of Article 4 of the Office Lease.

     3.   Commencing January 1, 2000 Tenant's Pro Rate Share as outlined in
Article 5 of the Office Lease shall increase from 32.7% to 50%.

     4. Tenant accepts the Additional Space in its present "as is" condition and will have Landlord bid on the tenant improvements which bid will be awarded to Landlord if the terms thereof are acceptable to Tenant.

     5. Except as herein provided, the termination date of this Amendment, option to renew and operating expense adjustments and all other terms, covenants, conditions and stipulations contained in the Office Lease are to be continued during the term, with like effect and to all intents and purposes as if included in a new and formal Lease containing identical terms, covenants, conditions and stipulations as in the Office Lease until the expiration of the term and the same is hereby ratified, confirmed and incorporated herein by reference.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year above written.


WITNESSED:                                LANDLORD:
                                                  ROUTE 202-CONCORD PARTNERS


/s/ Kelly Jo Berwanger
-------------------------                     By: /s/ James J. Gorman
                                                 ------------------------------

                                              Its: /s/ General Partner
                                                  -----------------------------

                                              Dated:  11/24/99
                                                    ---------------------------

WITNESSED:                                TENANT:
                                              Endo Pharmaceuticals, Inc.,
                                              a Delaware Corporation

/s/ Betty McKelligott
---------------------------                   By: /s/  Mariann MacDonald
                                                 ------------------------------

                                              Its:  Executive Vice President
                                                  -----------------------------
                                                    Operations
                                                  -----------------------------

                                              Dated:  11/23/99
                                                    ---------------------------